UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

ANNUAL REPORT

JUNE 30, 2010

AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066

•  Fax: 440-526-4446  •  www.azzad.net

Azzad Asset Management, Inc. • Advisor to the Azzad Funds

Second Quarter: 2010 Market Outlook

Volatility returned to the financial markets with a vengeance in the second quarter. Investors fled from stocks world-wide; turning to U.S. Treasuries and gold. With the Dow Jones Industrial Average closing out the quarter at a new low for the year, the turn of events marks a sharp reversal in the "risk" rally that began last March. The Dow ended the second quarter down 1,082.61 points, or 10%, at 9774.02, its first quarterly drop since the first three months of 2009. The Standard & Poor's 500-stock index posted its worst quarterly drop of 12% since the final three months of 2008 when the financial crisis was in full swing.

The seeds of the second-quarter turmoil were planted in the first quarter as the Greek debt crisis began stirring. As the quarter progressed, the situation in Greece deteriorated rapidly and worries about "contagion"—the idea that the crisis would spread far beyond its roots—reared its head and slammed stock and bond markets in other debt-laden European countries. At the same time, some investors grew worried that China, in an effort to slow its booming economy, would end up slamming on the brakes too hard and derail a key global growth engine.

During the second quarter, the Azzad Ethical Mid Cap Fund (ADJEX) lost 9.65%, underperforming its benchmark; the S&P 400 Index, by 0.07% and Morningstar Mid Cap Growth Category by 0.06%. On a yearly account, the Fund outperforms the Morningstar Mid Cap Growth Category by 2.11% but underperforms the S&P 400 Index by 3.40%. The S&P 400 Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities. Morningstar benchmarks the performance of Azzad Ethical Mid Cap Fund against its Mid Cap Growth Category and ranks it accordingly on a consistent basis.

Total Returns1

(For the quarter ended June 30, 2010)

	2nd Quarter	6 Month	One Year
Azzad Ethical Mid Cap Fund	-9.65%	-4.30%	21.53%
S&P 400 Index	-9.59%	-1.36%	24.93%
Morningstar Mid Cap Growth Category	-9.60%	-3.48%	19.42%

 Total return includes both income (in the form of dividends or interest payments) and capital gains or losses (the increase or decrease in the value of a security)

The second quarter also marked the launch of the Wise Capital Fund (WISEX). We believe that the Fund’s performance in the second quarter reflects its investment objective of capital preservation and income. Since the Inception of the Wise Capital Fund (April 6, 2010) to the end of the second quarter (June 30, 2010), the fund lost 1.66% compared to Morningstar Short-Term Bond which gained 1.11% in same period. The Fund’s performance illustrates its low correlation with the general equity market and hence offers itself as an important asset class to be added into clients’ portfolio for diversification purposes.

The recent drop in the markets has renewed fears in investors’ minds.  We believe that the recovery going into the third quarter will be bumpy and volatile in response to various challenges the worlds’ economies face at the back of a slow recovery.

Challenges in the second half of 2010

1.

 Problems in Europe: The euro debt crisis has hit the US stock market very badly in the second quarter.  Markets are very skeptical of large amounts of debts in various European countries such as Greece, Spain and Portugal.

2.

Unemployment: Unemployment does seem to have bottomed out.  But there are still a huge number of people looking for work.  The recent increase in jobless claims has renewed fears of a very slow and sluggish recovery going forward.  Most economists believe that it will take a long time before unemployment reaches below pre recession levels.  This could affect the pace of the recovery process.

3.

Housing Market: The U.S housing sector is a source of deflation, but it appears manageable. Lumber prices, mortgage applications and new home sales all have fallen in the past month. However, most economist point to the expiration of the homebuyer tax credit program as the main culprit. The program for troubled homeowners remains in place and, if anything, is exceeding expectations.

4.

Dollar Appreciation: A strong dollar based on strengthening U.S. economic activity is fine. However, a rising dollar on the back of imploding economic growth and financial instability in the rest of the world is problematic. The willingness of Chinese authorities to allow a more flexible Yuan will help in easing the pressure on rising dollar.

5.

Federal Interest Rate: After a positive recovery in 2009 and early part of 2010, the biggest challenge facing the Federal Reserve is the interest rates.  If the interest rates are increased too early, it could hamper the recovery and put the economy back into slump.  The recent drop in stock markets has further delayed this expected increase in interest rates.  There is an extremely low probability of any increase in the rates in 2010.

We believe that the current downdraft in global equities was a correction within a bull market rather than the start of something more ominous.  There are numerous economic indicators which have turned positive supporting economic recovery. There is an improvement in employment numbers, stabilization in the housing prices, a rise in core durable goods orders and manufacturing data. Recent comments by Fed Chairman Ben Bernanke and the push for additional fiscal stimulus are also encouraging.

We are bullish on technology sector, energy and emerging markets with Asia and Latin America leading the way in the next 12 months period. We also see U.S. equities relatively attractive in the developed equity markets.  For the remaining year, we believe stocks will continue to bump along in a slowly positive direction. We expect that the markets will remain highly volatile but that they will generally follow an upward trend as the economy improves and investors’ confidence gradually returns. We recommend that investors take advantage of market dips by purchasing more shares directly or through dollar cost averaging to help reduce risk.

Sincerely,

Jamal Barmil

Vice President

*The Azzad Ethical Mid Cap Fund and Wise Capital Fund are available by prospectus only. A free copy may be downloaded from our website at: www.azzad.net or you may call 888-350-3369. To add money to your account, please make your check payable to: Azzad Funds and mail to Azzad Funds C/O Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147. Remember, past performance does not guarantee future results and no investment strategy can guarantee results.

Azzad Asset Management, Inc. 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042-4517 USA

Phone: 703-207-7005  Fax: 703-852-7478 E-mail: info@azzad.net   www.azzad.net

Azzad Ethical Mid Cap Fund

Total Returns*

(For the year ended June 30, 2010)

	One Year	Five Year	Since Inception (12/22/2000)
Azzad Ethical Mid Cap Fund	21.53%	1.03%	-0.12%
S&P 400 Index**	24.93%	2.21%	5.60%
Morningstar Mid Cap Growth Category ***	19.42%	0.65%	-0.32%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 400 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** Morningstar benchmarks the performance of the Fund against its Mid Cap Growth Index and ranks it accordingly on a consistent basis. The Morningstar Mid Growth Index measures the performance of mid-cap stocks that are expected to grow at a faster pace than the rest of the market.

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Wise Capital Fund

Total Returns*

(For the period ended June 30, 2010)

Average Annual Total Return

For the Period April 6, 2010 (commencement of operations) through June 30, 2010

                                   Wise Capital Fund           Morningstar Short-Term Bond Category **

Since Inception                 (1.66)%                                            1.21%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** Short-term bond funds have durations between one and 3.5 years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

This chart assumes an initial investment of $10,000 made on 4/6/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD FUNDS

WISE CAPITAL FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Azzad Ethical Mid Cap Fund
	Schedule of Investments
	June 30, 2010

Shares		Value

COMMON STOCKS - 87.44%

Bituminous Coal & Lignite Surface Mining - 0.80%
2,000	Consol Energy, Inc.	$ 67,520

Computer Storage Devices - 2.73%
5,500	Sandisk Corp. *	231,385

Crude Petroleum & Natural Gas - 4.19%
5,400	Canadian Natural Resources Ltd. (Canada)	179,442
12,000	Denbury Resources, Inc. *	175,680
		355,122
Electromedical & Electrotherapeutic Apparatus - 1.88%
2,700	Natus Medical, Inc. *	43,983
2,200	Varian Medical Systems, Inc. *	115,016
		158,999
Electronic Computers - 6.26%
1,600	Apple Computer, Inc. *	402,448
4,200	Teradata Corp. *	128,016
		530,464
General Industrial Machinery & Equipment - 0.11%
1,800	Taylor Devices Inc. *	9,468

Gold and Silver Ores - 1.29%
900	SPDR Gold Trust *	109,512

In Vitro & In Vivo Diagnostic - 1.44%
2,000	Idexx Laboratories, Inc. *	121,800

Industrial Intruments for Measurement, Display and Control - 2.24%
3,400	Roper Industries Inc.	190,264

Lumber & Wood Products - 0.63%
8,000	Louisiana Pacific Corp. *	53,520

Men's and Boys' Furnishings, Work Clothes, and Allied Garments - 1.55%
1,800	Polo Ralph Lauren Corp. Class A	131,328

Metal Mining - 2.06%
3,700	Cliffs Natural Resources, Inc.	174,492

Motors & Generators - 2.37%
5,000	Ametek, Inc.	200,750

Oil & Gas Field Services, NEC - 2.96%
1,700	Core Laboratories NV	250,937

Orthopedic, Prosthetic & Surgical Appliances & Supplies 1.98%
3,000	Edwards Lifesciences Corporation *	168,060

Pharmaceutical Preparations - 2.39%
2,500	Novo Nordisk A S (Denmark)	202,550

Radiotelephone Communications - 0.59%
2,525	Chunghwa Telecom Co. Ltd. (Taiwan) ADR	49,717

Railroads, Line-Haul Operating - 0.70%
1,200	CSX Corp.	59,556

Refrigeration & Service Industry Machinery - 1.57%
2,500	The Middleby Corp. *	132,975

Retail-Auto & Home Supply Stores - 3.66%
500	AutoZone Inc. *	96,610
4,500	O'Reilly Automotive Inc. *	214,020
		310,630
Retail-Building Materials, Hardware, Garden Supply - 1.24%
2,100	Fastenal Co.	105,399

Retail-Drug Stores and Proprietary Stores - 1.55%
2,800	Express Scripts, Inc. Class A *	131,656

Retail-Family Clothing Stores - 1.83%
4,500	Urban Outfitters, Inc. *	154,755

Retail-Miscellaneous Shopping - 1.17%
4,000	Dick's Sporting Goods Inc. *	99,560

Rubber & Plastics Footwear - 1.69%
1,000	Deckers Outdoor Corp. *	142,870

Secondary Smelting & Refining - 1.04%
5,000	Titanium Metals Corp. *	87,950

Semiconductors & Related Devices - 5.19%
3,600	Altera Corp.	89,316
17,000	Micron Technology Inc. *	144,330
7,600	Netlogic Microsystems *	206,720
		440,366
Services-Business Services, NEC - 6.08%
5,100	Akamai Technologies, Inc. *	206,907
1,750	Priceline.com, Inc. *	308,945
		515,852
Services-Computer Programming - 4.21%
4,000	Patni Computer Systems Lrd.	91,320
7,000	Verisign Inc. *	185,850
6,667	Wipro Ltd. ADR	80,000
		357,170
Services-Computer Programming, Data Processing, ETC - 4.12%
3,000	Baidu, Incorporation *	204,240
5,000	Red Hat Inc. *	144,700
		348,940
Services-Educational Services - 3.19%
2,900	New Oriental Education & Technology Group, Inc. (China) ADR *	270,251

Services-General Medical & Surgical Hospitals, NEC - 0.84%
1,860	Universal Health Services, Inc. Class B	70,959

Services-Prepackaged Software - 0.53%
8,600	China Information Security Technology, Inc. (China) *	44,720

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.74%
3,700	Church & Dwight Co., Inc.	232,027

Special Industry Machinery, NEC - 2.87%
9,600	Novellus Systems, Inc. *	243,456

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.23%
9,000	Insteel Industries Inc.	104,580

Water Transportation - 2.93%
6,500	Kirby Corp. *	248,625

Wholesale-Durable Goods - 1.99%
1,700	Grainger W W, Inc.	169,065

Wholesale-Electrical Apparatus - 1.61%
6,400	EnerSys *	136,768

TOTAL FOR COMMON STOCKS (Cost $6,718,392) - 87.44%		7,414,018

REAL ESTATE INVESTMENT TRUSTS - 4.33%
2,200	PS Business Parks, Inc.	122,716
1,350	Public Storage	118,679
3,900	Universal Health Realty Income Trust Class B	125,346
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $399,799)		366,741

SHORT TERM INVESTMENTS - 7.17%
608,108	University Bank Savings Account (Cost $608,108) 2.95%**	608,108

TOTAL FOR INVESTMENTS (Cost $7,726,299) - 98.94%		8,388,867

OTHER ASSETS LESS LIABILITIES - 1.06%		89,836

NET ASSETS - 100.00%		$ 8,478,703

* Non-income producing securities during the period.
** Variable rate security; the savings account rate shown represents the yield at June 30, 2010.
ADR - American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 7,414,018	$ -	$ -	$ 7,414,018
	Real Estate Investment Trust	366,741	-	-	366,741
	Short-Term Investments:
	University Bank Savings Account	608,108	-	-	608,108

		$ 8,388,867	$ -	$ -	$ 8,388,867

The accompanying notes are an integral part of these financial statements.

	Wise Capital Fund
	Schedule of Investments
	June 30, 2010

Shares		Value

COMMON STOCKS - 14.86%

Beverages - 0.86%
2,200	The Coca Cola Company	$ 110,264

Electronic Computers - 0.98%
500	Apple, Inc. *	125,765

Metal Mining - 0.74%
2,000	Cliffs Natural Resources Incorporation	94,320

Motors & Generators - 1.48%
4,700	Ametek, Inc.	188,705

Petroleum Refining - 1.06%
2,000	Chevron Corporation	135,720

Pharmaceutical Preparations - 2.82%
1,800	Johnson & Johnson	106,308
3,800	Merck & Company, Inc.	132,886
8,500	Pfizer, Inc.	121,210
		360,404
Plastic Material, Synthetic Resin - 0.97%
3,600	EI Du Pont De Nemours	124,524

Retail - Lumber & Other Building Materials - 0.77%
3,500	Home Depot, Inc.	98,245

Semiconductors and Related Devices - 0.93%
6,100	Intel Corporation	118,645

Services: Business Services - 1.55%
4,900	Akamai Technologies, Inc. *	198,793

Soap, Detergent, Cleaning Preperations and Perfumes - 0.84%
1,800	The Procter & Gamble Company	107,965

Telephone Communications - 0.88%
4,000	Verizon Communications	112,080

Trucking & Courier Services - 0.98%
2,200	United Parcel Service, Inc.	125,158

TOTAL FOR COMMON STOCKS (Cost $2,056,831) - 14.86%		1,900,588

SUKUKS - 12.26%
500,000	CBB International Sukuk, 6.247%, 6/17/2014 (Bahrain)	551,250
500,000	TDIC Sukuk, Ltd., 4.82%, 10/21/2014 (Kenya)	511,691
500,000	GE Capital Sukuk, Ltd., 3.875%, 11/26/2014 (Bermuda)	504,962
TOTAL FOR SUKUKS (Cost $1,566,636) - 12.26%		1,567,903

MUTUAL FUNDS - 5.37%
64,082	EFH Global Sukuk Plus Fund (Cost $700,000)	687,089

SHORT TERM INVESTMENTS - 21.95%
1,407,405	University Bank Savings Account 3.22%**	1,407,405
1,400,000	Gatehouse Bank Place, London 2.55%**	1,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,807,405) - 21.95%		2,807,405

TOTAL FOR INVESTMENTS (Cost $7,130,871) - 54.44%		6,962,985

OTHER ASSETS LESS LIABILITIES - 45.56%		5,827,344

NET ASSETS - 100.00%		$ 12,790,329

* Non-income producing securities during the period.
** Variable rate security; the savings account rate shown represents the yield at June 30, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 1,900,588	-	-	$ 1,900,588
	Mutual Funds	687,089	-	-	687,089
	Sukuks	-	1,567,903	-	1,567,903
	Short-Term Investments:
	University Bank Savings Account	1,407,405			1,407,405
	Gatehouse Bank Place, London Certificate of Deposit	1,400,000	-	-	1,400,000

		$ 5,395,082	$ 1,567,903	-	$ 6,962,985

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
June 30, 2010

	Azzad Ethical	Wise Capital
	Mid Cap Fund	Fund
Assets:
Investment Securities at Value (Cost $7,726,299 and $7,130,871,respectively)	$ 8,388,867	$ 6,962,985
Cash	26,968	5,888,829
Receivables:
Fund Shares Sold	6,199	-
Securities Sold	369,234	-
Dividends & Interest	4,280	48,830
Prepaid Expenses	5,775	6,608
Total Assets	8,801,323	12,907,252
Liabilities:
Accrued Management Fees	1,642	7,061
Accrued Administrative Fees	1,233	1,233
Securities Purchased	304,219	97,303
Other Accrued Expenses	15,526	11,326
Total Liabilities	322,620	116,923
Net Assets	$ 8,478,703	$ 12,790,329

Net Assets Consist of:
Paid In Capital	$ 7,800,931	$ 12,992,577
Accumulated Realized Gain (Loss) on Investments	15,204	(34,362)
Unrealized Appreciation (Depreciation) in Value of Investments	662,568	(167,886)
Net Assets, for 1,028,987 and 1,302,956 Shares Outstanding, respectively	$ 8,478,703	$ 12,790,329

Net Asset Value Per Share	$ 8.24	$ 9.82

Redemption Price Per Share ($8.24*0.98; $9.82*0.98) Note 4	$ 8.08	$ 9.62

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the year ended June 30, 2010

	Azzad Ethical	Wise Capital
	Mid Cap Fund	Fund *
Investment Income:
Dividends (Net of foreign taxes withheld $3,350 and $728, respectively)	$ 50,818	$ 22,274
Interest	8,480	35,120
Other Income	418	-
Total Investment Income	59,716	57,394

Expenses:
Advisory Fees	68,291	31,836
Distribution Fees	8,536	1,453
Legal Fees	4,417	3,941
Transfer Agent Fees	27,201	6,883
Audit Fees	9,070	6,227
Registration Fees	8,167	1,357
Administrative Fees	9,000	2,095
Custody Fees	4,965	2,827
Miscellaneous Fees	3,119	378
Printing Fees	3,080	258
Trustee Fees	2,462	236
Insurance	948	-.
Total Expenses	149,256	57,491
Fees Waived and Reimbursed by the Advisor (Note 3)	(64,746)	(17,893)
Net Expenses	84,510	39,598

Net Investment Income (Loss)	(24,794)	17,796

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	572,242	(34,362)
Net Change in Unrealized Appreciation (Depreciation) on Investments	887,518	(167,886)
Net Realized and Unrealized Gain (Loss) on Investments	1,459,760	(202,248)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,434,966	$ (184,452)

* For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

Azzad Ethical Mid Cap Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2010	6/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (24,794)	$ (24,095)
Net Realized Gain (Loss) on Investments	572,242	(276,083)
Unrealized Appreciation (Depreciation) on Investments	887,518	(567,294)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,434,966	(867,472)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions (Note 4)	974,432	3,414,788

Total Increase in Net Assets	2,409,398	2,547,316

Net Assets:
Beginning of Period	6,069,305	3,521,989

End of Period (Includes Undistributed Net Investment Income of
$0 and $0, respectively)	$ 8,478,703	$ 6,069,305

The accompanying notes are an integral part of these financial statements.

Wise Capital Fund
Statement of Changes in Net Assets

Period Ended *
6/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 17,796
Net Realized Loss on Investments	(34,362)
Unrealized Depreciation on Investments	(167,886)
Net Decrease in Net Assets Resulting from Operations	(184,452)

Distributions to Shareholders:
Net Investment Income	(18,085)
Realized Gains	-
Total Distributions	(18,085)

Capital Share Transactions (Note 4)	12,992,866

Total Increase in Net Assets	12,790,329

Net Assets:
Beginning of Period	0

End of Period (Includes Undistributed Net Investment Income of $0)	$ 12,790,329

* For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

Azzad Ethical Mid Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2010	6/30/2009	6/30/2008	6/30/2007	6/30/2006

Net Asset Value, at Beginning of Year	$ 6.78	$ 9.25	$ 10.11	$ 9.65	$ 9.30

Income From Investment Operations:
Net Investment Loss *	(0.02)	(0.06)	(0.10)	(0.15)	(0.16)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.48	(2.41)	(0.21)	1.09	1.18
Total from Investment Operations	1.46	(2.47)	(0.31)	0.94	1.02

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	(0.55)	(0.48)	(0.67)
Total Distributions	0.00	0.00	(0.55)	(0.48)	(0.67)

Net Asset Value, at End of Year	$ 8.24	$ 6.78	$ 9.25	$ 10.11	$ 9.65

Total Return **	21.53%	(26.70)%	(3.42)%	10.21%	11.04%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,479	$ 6,069	$ 3,522	$ 3,154	$ 3,165
Before Waivers
Ratio of Expenses to Average Net Assets	1.75%	3.36%	2.95%	2.45%	2.41%
Ratio of Net Investment Loss to Average Net Assets	(1.05)%	(2.37)%	(2.12)%	(1.78)%	(1.81)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	1.90%	1.90%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.91)%	(1.07)%	(1.58)%	(1.65)%
Portfolio Turnover	90.62%	21.11%	337.01%	535.74%	147.73%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Azzad Funds
Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	6/30/2010	***

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.19)
Total from Investment Operations	(0.17)

Distributions:
Net Investment Income	(0.01)
Realized Gains	0.00
Total Distributions	(0.01)

Net Asset Value, at End of Period	$ 9.82

Total Return **	(1.66)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,790
Before Waivers
Ratio of Expenses to Average Net Assets	2.16%	†
Ratio of Net Investment Loss to Average Net Assets	0.00%	†
After Waivers
Ratio of Expenses to Average Net Assets	1.49%	†
Ratio of Net Investment Income to Average Net Assets	0.67%	†
Portfolio Turnover	100.46%

† Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1. Organization

The Azzad Fund, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprisied of the following Funds.  The Azzad Ethical Mid Cap Fund (the “Mid Cap Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Wise Capital Fund (the “Wise Fund”), commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Advisor”) is the investment advisor to both Funds (see Note 3).

The Mid Cap Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Note 2.  Summary of Significant Accounting Policies

Codification

The Financial Accounting Standards Board (FASB) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles in the United States of America (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have implemented the Codification.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

The Funds adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows.  The Funds did not have any activity in derivatives for the year ended June 30, 2010.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Certain short-term securities are valued on the basis of amortized cost.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available or if a security value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Sukuks –The Wise Fund may invest in Sukuks.  Sukuks are certificates, similar to bonds, issued by the issuer to obtain an up-front payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee.  The issuer also makes a contractual promise to buy back the certificate at a future date at par value.  While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk.  Issuers of Sukuks are anticipated to be international financial institutions, foreign governments and agencies of foreign governments.  Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.  At June 30, 2010 12.26% of the Wise Fund’s net assets were invested in Sukuks.

Security Transactions and Related Investment Income- Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes- The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to their shareholders. Accordingly, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2008-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2010, the Mid Cap Fund did not have a liability for any unrecognized tax benefits.  The Mid Cap Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders- Dividends and distributions to shareholders are recorded on ex-dividend date. The Funds will distribute their net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Funds distribute tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through August 26, 2010, the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Reclassifications - As of June 30, 2010, the Mid Cap Fund recorded permanent book/tax differences of $24,794 from net investment loss to paid-in capital.  As of June 30, 2010 the Wise Fund recorded permanent book/tax differences of $289 from net investment loss to paid in capital.  These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Note 3. Transactions with the Advisor and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Mid Cap Fund and Wise Fund.

For the year ended June 30, 2010, the Advisor earned $68,291 and $31,836 for the Mid Cap and Wise Fund, respectively. At June 30, 2010 the Advisor was owed $1,642 and $7,061 for the Mid Cap and Wise Fund, respectively.

The Advisor has agreed to waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit the Funds’ total annual operating expenses to 0.99% and 1.49% for the Mid Cap Fund and Wise Fund, respectively, of average daily net assets.  “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the Advisor is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the 0.99% expense limitation (or, if less, the expense limitation then in place). For the year ended June 30, 2010, the Advisor waived fees of $64,746 and $17,893 for the Mid Cap Fund and Wise Fund, respectively.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Advisor during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2010, the unreimbursed amounts paid or waived by the Advisor on behalf of the Mid Cap Fund and Wise Fund are $138,609 and $17,893, respectively.  As of June 30, 2010, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Azzad Ethical Mid-Cap Fund
June 30, 2008	June 30, 2011	$ 35,196
June 30, 2009	June 30, 2012	$ 38,667
June 30, 2010	June 30, 2013	$ 64,746

Fiscal Year Ended	Recoverable Through	Wise Capital Fund
June 30, 2010	June 30, 2013	$ 17,893

Administrative  Agreement - The Funds have an Administrative Agreement with the Advisor.  Pursuant to the  Administrative Agreement the Advisor, subject to the overall supervision and review of the Board of Trustees of The Trust, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Advisor $750 per month; per Fund.   For the year ended June 30, 2010 the Mid Cap Fund paid the Advisor $9,000.  The Wise Fund paid the Advisor $2,095 in administrative fees for the period April 6, 2010 (commencement of investment operations) through June 30, 2010.  As of June 30, 2010 $1,233 and $1,233 was owed to the Advisor in administrative fees from the Mid Cap and Wise Funds respectively.

Note 4. Capital Share Transactions

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years indicated:

Azzad Mid Cap Fund	Year Ended 6/30/2010		Year Ended 6/30/2009
	Shares	Amount	Shares	Amount
Shares Sold	328,573	$2,650,839	553,681	$3,669,510
Shares issued in reinvestment of distributions	-	-	-	-
Shares redeemed	(194,838)	(1,676,407)	(39,095)	(254,722)
Net Increase	133,735	$974,432	514,586	$3,414,788

As of June 30, 2010 paid-in-capital totaled $7,800,931.

The following is a summary of capital share activity for period indicated:

Wise Capital Fund	Period 4/6/2010 through 6/30/2010
	Shares	Amount
Shares Sold	1,371,391	$13,671,737
Shares issued in reinvestment of distributions	1,842	18,085
Shares redeemed	(70,277)	(696,956)
Net Increase	1,302,956	$12,992,866

As of June 30, 2010 paid-in-capital totaled $12,992,577.

Shareholders of the Mid Cap Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2010 no redemption fees were collected from shareholders of the Mid Cap Fund.

Shareholders of the Wise Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 180 days after their purchase, for redemptions greater than $50,000.  For the period April 6, 2010 (commencement of investment operations) through June 30, 2010 there were no redemption fees collected.

Note 5. Investment Transactions

For the year ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,913,282 and $6,303,237, respectively for the Mid Cap Fund. For the year ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,542,847 and $3,094,155, respectively for the Wise Fund.

Note 6. Tax Matters

As of June 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities are as follows:

	Mid Cap Fund	Wise Fund

Undistributed ordinary income	$ -	$ -

Capital loss carryforward expiring 6/30/2018 +	$(229)	$ (28,642)

Post-October capital loss deferrals between 11/1/09 and 6/30/10 *	$(25,642)	$ (28,642)

Gross unrealized appreciation on investments	$1,014,740	$9,936
Gross unrealized depreciation on investments	(352,172)	(183,542)
Net unrealized appreciation/(depreciation) on investments	$662,568	$ (173,606)

Cost of investments, including Short-Term investments **	$7,726,299	$ 7,136,591

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The Azzad Mid Cap Fund did not pay any distributions for the years ended June 30, 2009 and June 30, 2010.  The Wise Fund paid a distribution for the period April 6, 2010 through June 30, 2010 of $0.0139 per share to shareholders of record on June 30, 2010.  The tax character of distributions paid for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 is as follows:

2010
Ordinary income	$18,085

Note 7. Distribution Plan

The Funds maintains a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Mid Cap Fund and Wise Fund, respectively.  As of July 1, 2007,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2010, FolioFn, in aggregate, owned approximately 55.40% and 99.86% of the shares of the Mid Cap Fund and the Wise Capital Fund, respectively for the benefit of others.

Note 9.

 New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Mid Cap Fund and Wise Capital Fund, (the Funds), each a series of The Azzad Funds, including the schedule of investments, as of June 30, 2010.  We have audited the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, for the Azzad Ethical Mid Cap Fund.  We have also audited the statement of operations, changes in net assets and the financial highlights for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Capital Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2010, the results of their operations for, the changes in their net assets and the financial highlights for the periods specified above, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 26, 2010

Azzad Funds
Expense Illustration
June 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Azzad Ethical Midcap Fund and the Wise Capital Fund, you incur ongoing costs which typically consist of management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing  in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Mid Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2010	June 30, 2010	January 1, 2010 to June 30, 2010

Actual	$1,000.00	$957.03	$4.80
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 6, 2010	June 30, 2010	April 6, 2010 to June 30, 2010

Actual	$1,000.00	$983.39	$3.48
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,008.27	$3.53

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 86/365 (to reflect the one-half year period).

The following table shows what the returns and expenses would have been if the Fund was in existense for the entire time period.
Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2010	June 30, 2010	January 1, 2010 to June 30, 2010

Actual	$1,000.00	$983.39	$7.33
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

TRUSTEES AND OFFICERS

JUNE 30, 2010 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 74	Trustee Since 2000	2	Managing Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 62	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)
Ali Khan 330 Tuttle Drive Bloomingdale IL 60108 Age: 67	Trustee Since 2008	2	Vice President (Finance) of Sonoscan Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Age: 46	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZADS FUNDS

AZZAD ETHICAL MID CAP FUND

WISE CAPITAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF MANAGEMENT AGREEMENT

Nature, Quality and Extent of Services Provided. The Trustees noted that pursuant to the Funds’ management agreement, Azzad Asset Management, Inc. (“Azzad”), subject to the board’s direction, is responsible for providing advice and guidance with respect to the Funds and for managing the investment of each Funds’ assets. Under the management agreement, Azzad is responsible for applying social and ethical screens to a universe of securities. In addition, the board noted that Azzad manages the Funds’ business and serves as the Funds’ administrator, pursuant to an administration agreement. The Trustees considered the scope and quality of the services provided by Azzad, such as the day to day portfolio management of the Funds, including managing the Funds to ensure that they are in line with their ethical investment guidelines.  The Trustees considered the professional experience and qualifications of the portfolio management team. They also considered Azzad’s capabilities and experience in the socially responsible investment community, and quality of management and administrative services provided to the Funds. In addition, in light of a recent SEC examination, they considered the compliance policies, procedures and record of Azzad. The Trustees concluded that Azzad had the necessary capabilities, resources and personnel to continue providing services under the management agreement with the Azzad Funds.

Investment Results. The Trustees reviewed information provided to them by Azzad regarding the investment returns of the Azzad Ethical Mid Cap Fund for each full calendar year since inception as of December 31, 2009, and for the year to date and 1-, 3-, 5-, and 10-year periods ended December 31 as well as cumulative performance from inception through May 5, 2010. They considered the performance of the S&P 400 Index, the benchmark for the Azzad Ethical Mid Cap Fund, for the same period, as well as the performance of the Morningstar Mid Cap Growth Index. The Trustees also considered the unfavorable recent market conditions. It was noted that performance information for the Wise Capital Fund is mostly nonexistent since the Fund was launched recently. The Trustees concluded that they would continue to monitor closely the performance of the Funds.

Fees and Other Expenses. The Trustees considered the management fees paid to Azzad with respect to the Azzad Ethical Mid Cap and Wise Capital Fund, as well as each Fund’s expense cap agreements. The Trustees considered the fees that Azzad charges its other clients with similar investment objectives and strategies (namely those in Azzad’s Ethical Wrap Program). The Trustees considered that Azzad (and not the Funds) pay for various Fund expenses including the portfolio management, research services and subscriptions. The Trustees compared the Azzad Ethical Mid Cap and Wise Capital Fund’s management fees versus other similar Funds (taking into account each Fund’s expense cap agreement). Trustees noted that such fees were slightly less than the median management fees of the peer group for Azzad Ethical Mid Cap Fund. However, such fees were slightly higher than the median management fees of the peer group for Wise Capital Fund. The Trustees noted that the Wise Capital Fund was a unique Fund and therefore the analysis is not entirely comparable. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management fees payable with respect to the Wise Capital Fund and Azzad Ethical Mid Cap Fund were reasonable and supported continuance of the management agreement.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Azzad concerning Azzad’s costs and profitability with respect to the advisory services provided. The Trustees reviewed Azzad’s financial information as of December 31, 2009. They concluded that they were satisfied that Azzad’s level of profitability with respect to the Funds was reasonable in view of the nature, quality and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Azzad as assets grew and the extent to which economies of scale were reflected in the fees charged under the management agreement. The Trustees noted that there were no breakpoints in the fees charged under the management agreement. The Trustees concluded that as the Funds’ assets increase significantly, they will revisit this issue with Azzad. Azzad noted that it would be willing to establish such breakpoints in management fees at some point in the future when assets increase significantly in the Funds (beyond $25 million dollars). The Trustees concluded that Azzad’s initial agreement to include such breakpoints in the future is a positive factor in support of the continuance of the management agreement.

Other Benefits. The Trustees considered the other benefits that Azzad receives from its relationship with the Azzad Funds. The Trustees reviewed the character and amount of payment received by Azzad in connection with the Funds including their administrative fees. The Trustees considered the brokerage practices of Azzad, including their use of soft dollar arrangements noting that soft dollars were used very rarely. The Trustees also considered the intangible benefits that would continue to accrue to Azzad by virtue of their relationship with the Funds. The Trustees concluded that the benefits received by Azzad were reasonable and supported the approval of the continuance of the management agreement.

Therefore, upon motion duly made by independent trustee members, and unanimously approved, it was

VOTED: To approve the management (advisory) agreement between the Azzad Funds and Azzad Asset Management on May 6, 2010.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 16,000

FY 2009

$ 16,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2010

$ 0

FY2009

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2010

$ 3,000

FY 2009

$ 3,000

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2010

$ 0

FY2009

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 3,000

FY 2009

$ 3,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2010